ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
        SUPPLEMENT DATED JULY 7, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

                   THIS SUPPLEMENT UPDATES CERTAIN INFORMATION
                     CONTAINED IN THE PROSPECTUS AND SHOULD
                        BE ATTACHED TO THE PROSPECTUS AND
                         RETAINED FOR FUTURE REFERENCE.

EFFECTIVE JULY 7, 2006, ALLIANZ LIFE ADVISERS, LLC ENTERED INTO A SUBADVISORY AGREEMENT WITH COLUMBIA MANAGEMENT ADVISORS, LLC ("COLUMBIA ADVISORS") PURSUANT TO WHICH COLUMBIA ADVISORS WILL REPLACE OPPENHEIMERFUNDS, INC. AS THE SUBADVISER TO THE FUND. IN ADDITION, THE FOLLOWING NAME CHANGE IS EFFECTIVE AS OF JULY 7, 2006.

   Current Name                            Previous Name
   AZL Columbia Technology Fund   AZL Oppenheimer Emerging Technologies Fund

                                    * * * * *
BASED UPON THE RECOMMENDATION OF THE FUND'S MANAGER, THE FUND WILL CHANGE ITS COMPARATIVE MARKET INDEX FROM THE S&P 500 TECHNOLOGY HARDWARE AND EQUIPMENT INDEX TO THE MERRILL LYNCH 100 TECHNOLOGY INDEX EFFECTIVE JULY 7, 2006. THE FUND'S MANAGER MADE ITS RECOMMENDATION BECAUSE THE MERRILL LYNCH 100 TECHNOLOGY INDEX MORE CLOSELY REPRESENTS THE EXPECTED FUND HOLDINGS UNDER COLUMBIA ADVISORS, ITS NEW SUBADVISER. THE FUND'S PROSPECTUS AND SHAREHOLDER REPORTS WILL INCLUDE A COMPARISON OF THE FUND'S PERFORMANCE TO BOTH INDEXES DURING THE FIRST YEAR FOLLOWING THE CHANGE. HOWEVER, AFTER THAT, THE FUND WILL COMPARE ITS PERFORMANCE ONLY TO THE MERRILL LYNCH 100 TECHNOLOGY INDEX.

                                    * * * * *
THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES SECTION, ON PAGE 61, IS REPLACED WITH THE FOLLOWING:

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the AZL Columbia Technology Fund is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

Under normal market conditions, the Fund invests at least 80% of its total net assets, plus any borrowings for investment purposes, in stocks of technology companies that may benefit from technological improvements, advancements or developments. The Fund will notify shareholders at least 60 days prior to any changes in this policy.

The Fund invests mainly in common stocks of U.S. and foreign technology companies that the Subadviser believes have, or will develop, products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services. The Fund may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The Fund will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Fund's current focus includes companies from the following industries:

o   biotechnology,
o   cable and network broadcasting,
o   communications,
o   computer hardware,
o   computer services and software,
o   consumer electronics,
o   defense,
o   medical devices,
o   pharmaceutical, and
o   semiconductors.

The industries that the Fund focuses on can be expected to change over time as developments in technology occur.

The Fund may also invest in securities convertible into or exercisable for stock, including preferred stock, warrants and debentures, and certain options and financial futures contracts ("derivatives"). The Fund may also invest in foreign securities, including American Depositary Receipts.

As part of its investment strategy, the Fund may buy and sell securities frequently. For more information, please see the discussion under the heading "Portfolio Turnover" in the section titled "More About the Funds" later in this prospectus.

The Fund may also invest in other securities for temporary defensive purposes, or when cash is temporarily available. For more information, please see the discussion under the heading "Temporary Defensive Positions" in the section titled "More About the Funds" later in this prospectus.


Page 1 of 5                                                     AZLPRO-001-0506

                                * * * * *


THE PRINCIPAL INVESTMENT RISKS SECTION, BEGINNING ON PAGE 61, IS REPLACED WITH T HE FOLLOWING:

PRINCIPAL INVESTMENT RISKS
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:
o MANAGEMENT RISK: The Fund is subject to management risk because its portfolio of securities is actively managed by the Subadviser, and the Subadviser's portfolio management decisions may cause the Fund to underperform other funds with a similar investment objective.

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

o SECTOR RISK: The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund's share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

o CAPITALIZATION RISK: To the extent that the Fund invests significantly in stocks of small- or mid-capitalization companies, it will have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

o FOREIGN RISK: Because the Fund invests substantially in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies.

o INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

o ILLIQUID AND RESTRICTED SECURITIES RISK: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.

Page 2 of 5                                                     AZLPRO-001-0506

o CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in stock futures and option contracts, which are traditional types of derivative instruments, in order to hedge a portfolio security. The value of a derivative instrument is generally determined independently from the hedged security and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the hedged security. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions, Foreign Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                                     * * * * *
THE SUBADVISERS SECTION, ON PAGE 120, IS REVISED TO INCLUDE THE FOLLOWING:

COLUMBIA FUND: TECHNOLOGY

SUBADVISER: Columbia Management Advisors, LLC ("Columbia Advisors"), located at
            100 Federal Street, Boston, Massachusetts 02110, is the Fund's Subadviser. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment adviser since 1995. At March 31, 2006, Columbia Advisors had $312.6 billion in assets under management. Columbia Advisors is an SEC-registered investment adviser and indirect, wholly-owned subsidiary of Bank of America Corporation.

                                   * * * * *

THE SUBADVISERS SECTION, ON PAGE 121, IS REVISED TO DELETE "EMERGING TECHNOLOGIES" FROM THE LIST OF OPPENHEIMER FUNDS IN THE TRUST.

                                    * * * * *

THE PORTFOLIO MANAGERS OF THE SUBADVISERS SECTION, ON PAGE 125, IS REVISED TO INCLUDE THE FOLLOWING:

AZL COLUMBIA TECHNOLOGY FUND: Wayne M. Collette and Theodore R. Wendell are co-managers for the Fund. Mr. Collette and Mr. Wendell have served as co-managers of the Columbia Technology Fund, a fund with an investment objective and investment strategy similar to the Fund, since 2002.

Mr. Collette, a vice president of Columbia Advisors, has been associated with Columbia Advisors or its predecessors since 2001. Prior to joining Columbia Advisors, Mr. Collette was an associate portfolio manager with Neuberger Berman Management Inc. from 1999 to 2001.

Mr. Wendell, a vice president of Columbia Advisors, has been associated with Columbia Advisors or its predecessors since 2000.

ALSO, UNDER THE PORTFOLIO MANAGERS OF THE SUBADVISERS SECTION, ON PAGE 128, THE PARAGRAPH FOR THE AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND IS DELETED.

                                    * * * * *

THE LEGAL PROCEEDINGS SECTION, ON PAGE 133, IS REVISED TO INCLUDE THE FOLLOWING:

Page 3 of 5                                                     AZLPRO-001-0506

COLUMBIA ADVISORS
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Advisors") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Advisors and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Advisors, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds, that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia Advisors and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia Advisors, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

Page 4 of 5                                                     AZLPRO-001-0506

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.


Page 5 of 5                                                     AZLPRO-001-0506

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                          SUPPLEMENT DATED JULY 7, 2006
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006


          THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE
        STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE ATTACHED
                  TO THE SAI AND RETAINED FOR FUTURE REFERENCE.


EFFECTIVE JULY 7, 2006, ALLIANZ LIFE ADVISERS, LLC ENTERED INTO A SUBADVISORY AGREEMENT WITH COLUMBIA MANAGEMENT ADVISORS, LLC ("COLUMBIA ADVISORS") PURSUANT TO WHICH COLUMBIA ADVISORS WILL REPLACE OPPENHEIMERFUNDS, INC. AS THE SUBADVISER TO THE FUND. IN ADDITION, THE FOLLOWING NAME CHANGE IS EFFECTIVE AS OF JULY 7, 2006.
  Current Name                                  Previous Name
 AZL Columbia Technology Fund         AZL Oppenheimer Emerging Technologies Fund

                                    * * * * *

THE LIST OF FUND NAMES UNDER THE INVESTMENT STRATEGIES AND POLICIES SECTION, ON PAGE 2, IS REVISED AS FOLLOWS:

INSERT: AZL COLUMBIA TECHNOLOGY FUND ("COLUMBIA TECHNOLOGY FUND")

DELETE: AZL OPPENHEIMER EMERGING TECHNOLOGIES FUND ("OPPENHEIMER EMERGING TECHNOLOGIES FUND")

ALSO, THE INVESTMENT STRATEGIES AND POLICIES SECTION IS REVISED TO DELETE THE PARAGRAPH FOR THE OPPENHEIMER EMERGING TECHNOLOGIES FUND, ON PAGE 6, AND REPLACE IT WITH THE FOLLOWING:

COLUMBIA TECHNOLOGY FUND: The Fund may not purchase or acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The Fund may purchase or acquire any security if, as a result, up to 33% of its net assets would be invested in foreign equities in developed markets including investments in both foreign securities purchased in foreign markets and ADRs, GDRs, and NASDAQ-listed foreign securities. The Fund may borrow up to 33.3% of net assets for temporary investment or cash management purposes. Also, for temporary investment or cash management purposes, the Fund may invest in investment grade securities, other than municipal securities, including U.S. government obligations; domestic bank obligations; and repurchase agreements. The Fund is also permitted to invest in loan transactions, options and financial futures, currency contracts for spot basis or hedging purposes, when-issued securities, and REITs. The Fund is not permitted to invest in securities in emerging markets, currency contracts for speculative purposes, or real estate (not including REITs).


                                    * * * * *

Page 1 of 17                                                    AZLSAI-001-0506


THE ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES SECTION, BEGINNING ON PAGE 8, IS REVISED TO
DELETE THE COLUMN FOR THE OPPENHEIMER EMERGING TECHNOLOGIES FUND AND REPLACE IT WITH THE FOLLOWING:

------------------------------------------ --------------     ------------------------------------------- --------------
                                           COLUMBIA                                                          COLUMBIA
                                            TECHNOLOGY                                                     TECHNOLOGY
TYPE OF INVESTMENT OR TECHNIQUE                FUND            TYPE OF INVESTMENT OR TECHNIQUE                 FUND
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
U.S. common stocks Y Bank obligations Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Preferred stocks                                 Y            U.S. Government securities                        Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Small company stocks                             Y            Zero Coupon/Pay-in Kind Securities                N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Special situation companies                      Y            Mortgage-related securities                       N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Illiquid securities                              Y            Collateralized mortgage obligations               N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Restricted securities                            Y            Mortgage dollar rolls                             N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
When-issued / delayed-delivery securities        Y            Guaranteed Investment Contracts                   N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Investment companies (including SPDRs)           Y            Unseasoned issuers                                N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Real estate investment trusts (REITS)            Y            Warrants and Rights                               Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Securities of foreign issuers                    Y            Futures                                           Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Depositary receipts                              Y            Options                                           Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Securities from developing                       N            Foreign currency options and futures              Y
countries/emerging markets
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Convertible securities                           Y            Forward currency contracts                        Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Long-term corporate debt                         N            Borrowing money                                   Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Short-term corporate debt (commercial
paper)                                            Y           Lending portfolio securities                      Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Floating and variable rate securities            N            Short sales (against the box)                     Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
                                                              Taxable and tax exempt municipal
Repurchase agreements                            Y            securities                                        N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Reverse repurchase agreements                    Y            Swap Agreements                                   N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Loan Participation Interests                     Y            Money market instruments                          Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
                                                              Delayed funding loans and revolving
Non-investment grade debt                        N            credit facilities                                 N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Asset Backed Securities                          N            Structured notes                                  N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Sovereign debt (foreign)                         N            Event-linked exposure                             N
------------------------------------------ --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Stripped Mortgage Securities                     N
------------------------------------------ --------------

                                                        * * * * *

THE TABLE FOR OPPENHEIMER EMERGING TECHNOLOGIES FUND ON THE BOTTOM OF PAGE 51, IS REPLACED WITH THE FOLLOWING:

                                   UP TO $75M          $75M TO $150M        $150M TO $250M        $250M AND MORE
Columbia Technology Fund             0.550%                 0.500%               0.450% Fund             0.425%



* * * * *
-------------------------------------------------------------------------------
THE INFORMATION ABOUT THE SUBADVISERS, THAT BEGINS ON THE BOTTOM OF PAGE 52, IS REVISED TO INCLUDE THE FOLLOWING:

OLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Management Advisors, LLC ("Columbia Advisors"), located at addressStreet100 Federal Street, Boston, Massachusetts 02110, is the Fund's Subadviser. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment adviser since 1995. At March 31, 2006, Columbia Advisors had $312.6 billion in assets under management. Columbia Advisors is an SEC-registered investment adviser and indirect, wholly-owned subsidiary of Bank of America Corporation.

Page 2 of 17                                                    AZLSAI-001-0506

                                                        * * * * *


THE TABLE THAT APPEARS IN THE OTHER MANAGED ACCOUNTS SECTION, BEGINNING ON PAGE 55, IS REVISED TO DELETE THE ROW FOR OPPENHEIMER EMERGING TECHNOLOGIES FUND AND INSERT THE FOLLOWING:

----------------------- ---------------------- -------------------------- ----------------------- ------------------------
                                                 REGISTERED INVESTMENT         OTHER POOLED
         FUND             PORTFOLIO MANAGER            COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
Columbia                Wayne M. Collette      2 registered investment    No other pooled         3 other accounts with
Technology Fund                                company with $215          investment vehicles     $275,000 in total
                                               million in total assets                            assets under management
                                               under management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
                        Theodore               R. Wendell 2 registered
                                               investment No other pooled 9
                                               other accounts with company with
                                               $215 investment vehicles $400,000
                                               in total million in total assets
                                               assets under management under
                                               management
----------------------- ---------------------- -------------------------- ----------------------- ------------------------

                                    * * * * *
THE PORTFOLIO MANAGER COMPENSATION SECTION, BEGINNING ON PAGE 59, IS REVISED TO INCLUDE THE FOLLOWING:

COLUMBIA ADVISORS: The portfolio managers received all of their compensation from Columbia Advisors and its parent company, Columbia Management Group, in the form of salary, bonus, stock options, and restricted stock. The portfolio managers' bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. In evaluating investment performance, Columbia Advisors generally considers the one-, three-, and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to certain market benchmarks and peer groups emphasizing each manager's three-, and five-year performance. Columbia Advisors may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

                                    * * * * *
THE DESCRIPTION OF SHARES SECTION, BEGINNING ON PAGE 76, IS REVISED TO INCLUDE THE FOLLOWING:

On July 7, 2006, the Trust changed the subadviser of the AZL Oppenheimer Emerging Technologies Fund to Columbia Advisors and renamed the Fund to the AZL Columbia Technology Fund.

                                    * * * * *
Page 3 of 17                                                    AZLSAI-001-0506

APPENDIX B - PROXY VOTING POLICIES, BEGINNING ON PAGE 89, IS REVISED TO INCLUDE THE FOLLOWING:

                   COLUMBIA MANAGEMENT ADVISORS, LLC
                          POLICY AND PROCEDURES MANUAL
                             805 PROXY VOTING POLICY
POLICY SUMMARY
Columbia Management Advisors, LLC ("CMA") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to:
(1) ensure that proxies are voted in the best economic interest of clients and
(2) address material conflicts of interest that may arise. CMA will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding CMA's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA. Advisory clients, including mutual funds' and other funds' boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients' proxy voting records to third parties; the investment company clients' proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company's proxy voting record for 12-month periods ending June 30th.

This policy applies primarily to the investment and operations groups, as well as Compliance Risk Management and Legal. Business groups to which this policy applies and Compliance Risk Management must adopt written policies and procedures to implement it.

POLICY:
All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:
I. PROXY COMMITTEE
CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds' Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions include, in part,

         (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with
         Section IV.C;

         (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;
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         (c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

         (d) development and modification of Voting Procedures, as stated in
         Section VI, as it deems appropriate or necessary.

The Proxy Committee has established a charter, which sets forth the Committee's purpose, membership and operation. The Committee's charter is consistent, in all material respects, with this policy and procedure.

II. CMA'S INVESTMENT ASSOCIATES
Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest - Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C to this policy) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from Compliance Risk Management or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST
For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate(1), or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by CMA's proxy guidelines;
(2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts Officer in writing (see Appendix B - "Conflicts of Interest Disclosure and Certification Form"). Compliance Risk Management will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.


(1) Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

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If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);
2. Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent.
3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest - Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.
2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.
3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.
4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

     O To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

     O To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

     O The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

5. In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. CMA has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

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IV. PROXY VOTING GUIDELINES
A.  CMA'S PROXY VOTING GUIDELINES - GENERAL PRACTICES.
The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines.

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED BY VOTING GUIDELINES.
A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. OTHER PROXY PROPOSALS
For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or a an individual client's guidelines.

1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.
2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.
3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.
4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.
5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.
6. ACCOUNTS MANAGED BY CMA'S QUANTITATIVE STRATEGIES GROUP. When an issue is held only within an account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.
7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.
8. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V.  VOTING PROCEDURES
The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

1. CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.
2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

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


3. On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.
4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.
5. Whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Appendix A.
      O If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.
6. Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under
    Section V.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.
7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA will receive a report from ISS detailing CMA's voting for the previous period.
VI. SUPERVISION
Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION
With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance Risk Management or Legal. Compliance Risk Management will notify the Funds' Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen with respect to the fund.

VIII. MONITORING
The Investment Operations group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Investment Operations group's monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with CMA's Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner. Additionally, CMA will periodically review ISS' conflicts of interest policies.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD
A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients' proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

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

O The name of the issuer of the security;

O The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

O The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

O The shareholder meeting date;

O A brief identification of the matter voted on;

O Whether the matter was proposed by the issuer or by a security holder;

O Whether the company cast its vote on the matter;

O How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

O Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS
Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

O Proxy Committee Meeting Minutes and Other Materials

O Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

O Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

O Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of CM for the first three years.

                     APPENDIX A - CMA'S PROXY VOTING POLICY
                             CMA'S VOTING GUIDELINES

A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:
1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:
O Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.
    However, CMA generally will WITHHOLD votes from pertinent director nominees if:
    (i) the board as proposed to be constituted would have more than one-third of its members from management;
    (ii) the board does not have audit,nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);
    (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);
    (iv) a director serves on more than six public company boards;
    (v) the CEO serves on more than two public company boards other than the company's board.

    On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.
O Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange,

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

    or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.
O Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.


CMA generally will vote FOR:
O Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards: O Established governance standards and guidelines.
    O Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.
    O Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
    O A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
    O Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
    O The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.
O Proposals that grant or restore shareholder ability to remove directors with or without cause.
O Proposals to permit shareholders to elect directors to fill board vacancies.
O Proposals that encourage directors to own a minimum amount of company stock.
O Proposals to provide or to restore shareholder appraisal rights.
O Proposals to adopt cumulative voting. O Proposals for the company to adopt confidential voting.


CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:
O Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.
O Proposals that give management the ability to alter the size of the board without shareholder approval. O Proposals that provide directors may be removed only by supermajority vote. O Proposals to eliminate cumulative voting.
O Proposals which allow more than one vote per share in the election of directors.
O Proposals that provide that only continuing directors may elect replacements to fill board vacancies. O Proposals that mandate a minimum amount of company stock that directors must own. O Proposals to limit the tenure of non-management directors.


CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

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


O Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.
O Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.
O CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.
O CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.
2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.


CMA generally will vote FOR:
O Proposals requiring that executive severance arrangements be submitted for shareholder ratification.
O   Proposals asking a company to expense stock options.
O   Proposals to put option repricings to a shareholder vote.
O Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.
O Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.


CMA generally will vote AGAINST:
O Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.
O Proposals to authorize the replacement or repricing of out-of-the money options.
O Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis


CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:
O Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.
    For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.
O Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

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O   Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.
O Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:
O Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to: O Whether the company has attained benefits from being publicly traded.
    O   Cash-out value
    O   Balanced interests of continuing vs. cashed-out shareholders
    O   Market reaction to public announcement of transaction


4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures
CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills
O CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. O CMA generally votes FOR shareholder proposals to eliminate a poison pill. O CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail
O CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote
O CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions
O CMA will vote FOR proposals to opt out of control share acquisition statutes.


6. Other Business Matters
CMA generally will vote FOR:
O Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.
O Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal: O Credible reason exists to question:
        O The auditor's independence, as determined by applicable regulatory requirements.
        O The accuracy or reliability of the auditor's opinion as to the company's financial position.
    O Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.
O Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).
O Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

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CMA generally will vote AGAINST:
O Proposals to eliminate the right of shareholders to act by written consent or call special meetings.
O Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.
O Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.


CMA will vote AGAINST:
O Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.


CMA will vote on a CASE-BY-CASE basis:
O Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.
O Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

O FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

O FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues CMA generally will vote FOR:

O Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

O Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

O Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

O Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

O Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

O Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.


CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

O The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.

O No call/put option agreement exists between the company and the foundation.

O There is a qualifying offer clause or there are annual management and supervisory board elections.

O The issuance authority is for a maximum of 18 months.

O The board of the company-friendly foundation is independent.

O The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

O There are no priority shares or other egregious protective or entrenchment tools.

O The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

O Art 2:359c Civil Code of the legislative proposal has been implemented.

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Investment Company Matters

Election of Directors:
CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

O Board structure

O Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

O Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

O Ignore a shareholder proposal that is approved by a majority of shares outstanding;

O Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

O Are interested directors and sit on the audit or nominating committee; or

O Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.


Proxy Contests:
CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

O Past performance relative to its peers

O Market in which fund invests

O Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

O Past shareholder activism, board activity and votes on related proposals

O Strategy of the incumbents versus the dissidents

O Independence of incumbent directors; director nominees

O Experience and skills of director nominees

O Governance profile of the company

O Evidence of management entrenchment


Converting Closed-end Fund to Open-end Fund:
CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

O Past performance as a closed-end fund
O Market in which the fund invests
O Measures taken by the board to address the discount
O Past shareholder activism, board activity, and votes on related proposals.


Investment Advisory Agreements:
CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
O Proposed and current fee schedules
O Fund category/investment objective
O Performance benchmarks
O Share price performance as compared with peers
O Resulting fees relative to peers
O Assignments (where the adviser undergoes a change of control)


Approving New Classes or Series of Shares:

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CMA will vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals:
CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:
O Stated specific financing purpose
O Possible dilution for common shares
O Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors: O Potential competitiveness
O Regulatory developments
O Current and potential returns
O Current and potential risk CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.


Changing a Fundamental Restriction to a Non-fundamental Restriction:
CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:
O Fund's target investments
O Reasons given by the fund for the change
O Projected impact of the change on the portfolio


Change Fundamental Investment Objective to Non-fundamental:
CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective


Name Change Proposals:
CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:
O Political/economic changes in the target market
O Consolidation in the target market
O Current asset composition

Change in Fund's Subclassification:
CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

O Potential competitiveness
O Current and potential returns
O Risk of concentration
O Consolidation in target industry

Disposition of Assets/Termination/Liquidation:
CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
O Strategies employed to salvage the company
O Past performance of the fund
O Terms of the liquidation

Changes to the Charter Document:
CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
O The degree of change implied by the proposal

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O The efficiencies that could result
O The state of incorporation; net effect on shareholder rights
O Regulatory standards and implications

CMA will vote FOR:
O Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
O Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:
O Proposals enabling the Board to:
    O   Change, without shareholder approval the domicile of the fund
    O Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document


Changing the Domicile of a Fund:
CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
O Regulations of both states
O Required fundamental policies of both states
O The increased flexibility available


Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:
CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:
CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
O Fees charged to comparably sized funds with similar objectives
O The proposed distributor's reputation and past performance
O The competitiveness of the fund in the industry
O Terms of the agreement

Master-Feeder Structure:
O CMA will vote FOR the establishment of a master-feeder structure.

Mergers:
CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
O Resulting fee structure
O Performance of both funds
O Continuity of management personnel
O Changes in corporate governance and their impact on shareholder rights


Shareholder Proposals to Establish Director Ownership Requirement:
CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred: CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

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Shareholder Proposals to Terminate the Investment Adviser:
CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
O Performance of the fund's NAV
O The fund's history of shareholder relations
O The performance of other funds under the adviser's management

                                   APPENDIX B
             CONFLICTS OF INTEREST DISCLOSURE AND CERTIFICATION FORM Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:_______________________________________________________

1. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer?
    ____________________________________________
2. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?
    ____________________________________________________________________________
3. Have you discussed this particular proxy proposal with anyone outside of Columbia Management's investment group? 4. Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name: __________________________________________________________________________
Signed: ________________________________________________________________________
Date: __________________________________________________________________________


                                   APPENDIX C
           CMA PROXY VOTE RECOMMENDATION/PROXY COMMITTEE REQUEST FORM Name of Investment Associate:

Company Name: __________________________________________________________________

Overview of Proxy Vote and Meeting Date:________________________________________

Proxy Agenda Item(s)

    Description of Item:________________________________________________________
    (The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:_______________

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed__________________________________________________________________________

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed "Conflicts of Interest Disclosure and Certification Form" to Compliance Risk Management (Conflicts Officer).


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